UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2014

GLOBAL PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161
800 South Street
Waltham, Massachusetts 02454-9161
(Address of Principal Executive Offices)

(781) 894-8800
(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On October 3, 2014, Global Montello Group Corp., (“Montello”), a wholly owned subsidiary of Global Partners LP (the “Partnership”), as Buyer, and the Partnership, as Buyer Guarantor, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Warren Equities, Inc. (“Warren”), as the Company, and The Warren Alpert Foundation, as Seller.  Under the terms of the Stock Purchase Agreement, Montello will acquire 100% of the equity interests in Warren from The Warren Alpert Foundation (the “Warren Acquisition”) for a cash purchase price of approximately $383 million, subject to certain post-closing adjustments to take into account the actual amount of certain assets and liabilities of Warren as of the closing date. Concurrent with the execution of the Stock Purchase Agreement, Montello deposited $19.25 million (the “Deposit”) to be held in an escrow account.  Upon closing of the Warren Acquisition, the Deposit will be credited towards the purchase price due at closing.  In some cases, upon termination of the Stock Purchase Agreement, Montello or The Warren Alpert Foundation each may be entitled to receive all or a portion of the Deposit.

The Stock Purchase Agreement provides that the closing will take place on January 5, 2015, subject to Montello’s right to extend the closing for up to 210 days, under certain circumstances, if the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”), as amended, has not expired or terminated.  Closing of the Warren Acquisition is conditioned upon the satisfaction or waiver of customary closing conditions, including HSR approval and delivery of all items required by the Stock Purchase Agreement.

The Stock Purchase Agreement contains customary representations and warranties and covenants by each of the parties.  Among other covenants, during the period between the execution of the Stock Purchase Agreement and the closing of the Warren Acquisition, Warren has agreed to, and The Warren Alpert Foundation has agreed to cause Warren to, conduct its business in the ordinary and regular course and not to engage in certain types of activities and transactions, subject to certain exceptions.

Pursuant to the Stock Purchase Agreement, the Partnership has agreed to guarantee full payment and performance of Montello’s obligations under the Stock Purchase Agreement.

The Partnership, which has availability under its revolving credit facility to consummate the transaction, expects to finance the Warren Acquisition longer term with approximately a 60/40 blend of debt and equity.

The foregoing description of the rights and obligations of the parties under the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

First Amendment to Second Amended and Restated Credit Agreement

On October 6, 2014, in connection with the execution of the Stock Purchase Agreement, the Partnership and certain of its subsidiaries entered into the First Amendment to the Second Amended and Restated Credit Agreement (the “First Amendment”), which amends the Second Amended and Restated Credit Agreement dated December 16, 2013 (as amended, the “Credit Agreement”). The First Amendment eliminates the Lender consent requirement for Permitted Acquisitions (as defined in the Credit Agreement) without regard to previously delineated dollar basket thresholds.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.                                        Regulation FD Disclosure

On October 9, 2014, the Partnership announced that it and Montello had entered into the Stock Purchase Agreement to acquire 100% of the equity interests in Warren from The Warren Alpert Foundation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “may,” “believe,” “should,” “could,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “will likely result,” or other similar expressions.

Although the Partnership believes these forward-looking statements are reasonable as and when made, there may be events in the future that the Partnership is not able to predict accurately or control, and there can be no assurance that future developments affecting the Partnership’s business will be those that it anticipates.

Among other risks and uncertainties, there can be no guarantee that the proposed Warren Acquisition will be completed, or if it is completed, the timeframe in which it will be completed or if the Partnership can achieve the expected synergies or improvement in Warren’s historical results. The proposed Warren Acquisition is subject to the satisfaction of certain conditions contained in the Stock Purchase Agreement.

For additional information about risks and uncertainties that could cause actual results to differ materially from the expectations the Partnership describes in its forward-looking statements, please refer to the Partnership’s most recently filed Annual Report on Form 10-K and subsequent filings the Partnership makes with the Securities and Exchange Commission, which are available at the SEC’s website, http://www.sec.gov.

The Partnership cautions that readers should not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made. The Partnership expressly disclaims any obligation or undertaking to update forward-looking statements to reflect any change in its expectations or beliefs or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1*

Stock Purchase Agreement, dated as of October 3, 2014, by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Solely with Respect to Section 10.20 and the Other Provisions in Article 10 Related Thereto, Global Partners LP, as Buyer Guarantor.

10.1	First Amendment to Second Amended and Restated Credit Agreement dated October 6, 2014.

99.1	Press Release of Global Partners LP dated October 9, 2014.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: October 9, 2014

	By:	/s/ Edward J. Faneuil
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*

Stock Purchase Agreement, dated as of October 3, 2014, by and among Warren Equities, Inc., as the Company, The Warren Alpert Foundation, as the Seller, and Global Montello Group Corp., as Buyer, and Solely with Respect to Section 10.20 and the Other Provisions in Article 10 Related Thereto, Global Partners LP, as Buyer Guarantor.

10.1	First Amendment to Second Amended and Restated Credit Agreement dated October 6, 2014.

99.1	Press Release of Global Partners LP dated October 9, 2014.

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.